UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2025
____________________________
Cumulus Media Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware		001-38108	82-5134717
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS employer Identification No.)

780 Johnson Ferry Road NE, Suite 500	Atlanta	GA	30342
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(404)	949-0700

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	CMLS	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 23, 2025, Cumulus Media Inc. (the “Company”) received a notification from The NASDAQ Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s previously disclosed noncompliance with Nasdaq Listing Rules 5450(a)(2) and 5450(b)(1)(A), Nasdaq has determined to delist the Company’s Class A common stock from the Nasdaq Global Market and will suspend trading of the Company’s Class A common stock on Nasdaq effective at the open of business, May 2, 2025, unless the Company timely requests an appeal of this determination before the Nasdaq Hearings Panel (the "Panel") by April 30, 2025. Nasdaq further indicated that it will file a Form 25 Notification of Delisting with the Securities and Exchange Commission (the “SEC”) to effect such delisting.

The Company has determined that it does not intend to request an appeal before the Panel. In making the determination, the Company considered many factors including, among other things, allowing for a seamless transition for its market for trading, the requisite expenditure of resources, including time and expense, of addressing the Nasdaq compliance issues, the potential for adverse consequences to shareholder value that could result from actions taken to regain compliance, such as a reverse stock split, feedback received from shareholders, and the potential to relist shares of Class A common stock on Nasdaq in the future.

In order to facilitate a seamless transition, the Company has applied for and has qualified to have its Class A common stock quoted on the OTC Markets’ OTCQB® market tier, an electronic quotation service operated by OTC Markets Group Inc. for eligible securities traded over-the-counter, and expects that trading of the Company's Class A common stock will commence on the OTCQB at the open of business on May 2, 2025 under its current trading symbol CMLS.

The transition to the quotation of the Company’s Class A common stock on the OTCQB will have no effect on the Company's business or operations. The Company will continue to file periodic and other required reports with the SEC under applicable federal securities laws that will be available on the SEC’s website, www.SEC.gov.

Forward-Looking Statements

Certain of the statements made in this report are forward-looking, such as those, among others, relating to the Company’s ability to relist its Class A common stock to be quoted on Nasdaq. For purposes of federal and state securities laws, forward-looking statements are all statements other than those of historical fact and are typically identified by the words "believes," "contemplates," "expects," "anticipates," "continues," "intends," "likely," "may," "plans," "potential," "should," "will" and similar expressions, whether in the negative or the affirmative. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. More information about the risks and uncertainties faced by the Company is contained under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2025. You are cautioned not to place undue reliance on forward-looking statements which are current only as of the date hereof. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumulus Media Inc.

		By:	/s/ Francisco J. Lopez-Balboa
Name: Francisco J. Lopez-Balboa
Title: Executive Vice President, Chief Financial Officer
Date:	April 23, 2025